SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant's telephone number, including area code: (212) 634-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 14, 2007, New York Mortgage Trust, Inc. (the “Company”) issued a press release announcing that the Company's Board of Directors declared a cash dividend of $0.05 per share on its common stock, par value $0.01 per share, for the quarter ending March 31, 2007 payable on April 26, 2007 to stockholders of record at the close of business on April 9, 2007. A copy of the release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Company also announced that the Company’s Board of Directors has set Thursday, June 14, 2007 as the the date of the annual meeting of stockholders and April 18, 2007 as the record date for determining the stockholders entitled to notice and vote at the annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is being filed as an exhibit to this Current Report on Form 8-K.

99.1	Press Release, dated March 14, 2007

[signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)
Date: March 14, 2007	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 14, 2007.